UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2018

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-27622	54-1796693
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

340 West Main Street
Abingdon, Virginia 24210-1128
(Address of principal executive offices, including zip code)

(276) 628-9181
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On August 3, 2018, Highlands Bankshares, Inc. (the "Company") issued a press release reporting its financial results for the period ended June 30, 2018. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 8.01.    Other Events

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

None of the information furnished in Item 2.02, Item 8.01 or Exhibit 99.1 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description of Exhibit

99.1    Press release dated August 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 3, 2018	HIGHLANDS BANKSHARES, INC.

		By:	/s/ John H. Gray
John H. Gray
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

99.1    Press release dated August 3, 2018